UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 1, 2011

American River Bankshares
(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California		95670
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 5 Pages
The Index to Exhibits is on Page 4

Item 4.01  Changes in Registrant’s Independent Registered Public Accounting Firm.

On November 1, 2011, the Registrant, American River Bankshares (“the Company”) notified Perry-Smith LLP (“Predecessor Auditor”) they had been dismissed as the Company’s independent registered public accounting firm and would be replaced by Crowe Horwath LLP (“Crowe”) as the independent registered public accounting firm for the Company for the year ending December 31, 2011.  This change was a result of a transaction closed on November 1, 2011 whereby Crowe acquired certain assets of Perry-Smith and certain Perry-Smith personnel became associated with Crowe.

Predecessor Auditor served as the Company’s independent registered public accounting firm for the years ended December 31, 2010 and 2009. On November 1, 2011, the Audit Committee recommended to the Board of Directors to replace Predecessor Auditor with Crowe as the Company’s independent auditor for the remainder of the services to be provided for the year ending December 31, 2011.  An engagement letter for these services for the period ending December 31, 2011, has been executed by Crowe and the Company.

Predecessor Auditor’s reports on the Company’s financial statements for the years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2010 and 2009, and through the filing date of this Form 8-K, there were no disagreements between the Company and Predecessor Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Predecessor Auditor, would have caused Predecessor Auditor to make reference to the matter in their report.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended December 31, 2010 and 2009 or through the filing date of this Form 8-K.

The Company has requested Predecessor Auditor to furnish the Company with a letter addressed to the Commission stating whether Predecessor Auditor agrees with the above statements. A copy of Predecessor Auditor’s letter, dated November 1, 2011, is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2010 and 2009 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Crowe regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement with Predecessor Auditor on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Predecessor Auditor, would have caused Predecessor Auditor to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this report pursuant to Item 4.01:

(16.1)   Letter to the Securities and Exchange Commission from Predecessor Auditor LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
November 4, 2011	Mitchell A. Derenzo, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

16.1	Letter to the Securities and Exchange Commission from Predecessor Auditor LLP	5